Exhibit 99.1

Investor Presentation June 2005

Safe Harbor Statement . . .

Statements made during today’s presentation may include certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and are subject to risks and uncertainties. These risks include the risks summarized in the Company’s filings with the SEC, including the section entitled “Risk Factors” in its Annual Report on Form 10-K.

Time Warner Telecom Inc. is under no obligation, and expressly disclaims any obligation, to update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Comments and discussions related to financial performance and trends are based on the information from our first quarter 2005 earnings call and press release. Please see our Q1 2005 earnings release at www.twtelecom.com.

Time Warner Telecom .. . . Connecting Your Business to More Business

Company Overview

Strong Growth Continues . . .

Data and Internet Revenue Growth 29%

Enterprise Revenue Growth 16%

Customer Growth 17%

Modified EBITDA Growth 15%

Modified EBITDA Margin 35% for Q1 05

Unlevered Free Cash Flow 13 Consecutive Qtrs.

(1)”Growth” refers to year over year change for the three months ended Q1 2005 versus Q1 2004. (2) Unlevered free cash flow is defined as Modified EBITDA less capital expenditures.

Our Strategic Strengths . . .

We have robust optical, data & IP networks, combined with extensive local connectivity into buildings Industry leading Ethernet portfolio and experience with large market opportunity to replace legacy technologies Expertise in network integration to leverage to solve customer’s networking problems Large and growing Enterprise customer base with significant market opportunity

. . . We are a data networking company Connecting businesses to more business

Significant Enterprise Market Opportunity . . .

Market Definition:
Enterprise: mid & large size businesses with 100+ employees

Characteristics:

- 2% of U.S. businesses are mid & large sized
- U.S. mid/large size business telecom spend annually is estimated to be $32B

TWTC Addressable Market Potential*:

- $4.9B in telecom spend annually

~70,000 business sites reside in TWTC markets

Over 50,000 business sites reside w/in 1 mile of our Fiber



Addressable Enterprise Businesses by Distance from TWTC Fiber
2,501-5,280 ft. 17%
0-300 ft. 43%
1,001-2,500 ft. 18%
301-1,000 ft. 22%

*TWTC addressable market based on likely spend on TWTC suite of products & services from 100+ employee businesses located within 1 mile of TWTC fiber.

TIME WARNER TELECOM
CONNECTING YOUR BUSINESS TO MORE BUSINESS

Source: GEO results data customized for TWTC business markets & infrastructure

6

Our Powerful Asset – managing direct connections to the customer

Powerful Fiber Network

Extensive Local Infrastructure

Nearly 20,000 fiber route miles — across 44 markets

Nearly 5,300 buildings — lit with fiber based services

A multi service IP backbone — operating up to OC-192/10 Gig

Ethernet Innovation & Leadership . . .

Ethernet - How it Works

How Industry Analysts rate TWTC

Robust suite of Ethernet Services

Industry Leader

Breadth of Network reach —

Doorstep-to-Doorstep, Market-to-Market Scalable bandwidth from 2 Mbps to 10 Gig

We are a data networking company helping businesses run more efficiently

Convergence – End to End solutions with a single connection

Time Warner Telecom Network

IP Access

Internal Data

Voice (PSTN)

Legacy Scenario

PRI1 $1,220

IP Access (T1)2 $500

Intranet(Frame Relay T1)3 $500

Site to Site LD $300

100 seats @ $3/seat/mo

Total $2,520

Convergence Savings - 28% Bandwidth Increase - 222%

Converged Scenario

IP Trunks EIS IP Access Intranet (10 Mb NLAN) Voice VPN

(Site to Site LD)

Total $1,800

1 Average Tariffed rate across RBOCs, 36 months

2 Average “street” price for T1 of IP Access

3 Average Tariffed Frame Relay rates across RBOCs, 36 months

Customer Case Study:
Radiology Ltd.

Integrated Network Solutions - Delivering Business Efficiencies!



PACS
TWTC IP Backbone
TWTC Voice
DS-1
Remote
Access
Time Warner Telecom
Metro Ethernet
& Optical Transport

Application Notes

- ✓ **Replaces DS-3 Backbone**
- ✓ 6 Node, 100 Mbps Ethernet over SONET Circuits
- ✓ 30 Mbps of TWTC Internet Access
- ✓ DS-1s for Remote Sites (Doctor's Homes)

Driving Efficiencies

- ✓ **Processing 1 million images every 5 weeks BEFORE solution**
- ✓ **30% productivity improvement** in reads, analysis
- ✓ Significant **expense reduction** by eliminating films, couriers
- ✓ **Doubled available bandwidth**, same monthly expense
- ✓ Web access improved referring physician access – from **1.5 days to 5 minutes**
- ✓ **Improved emergency reads** and analysis by **45 minutes per case**

TIME WARNER TELECOM
CONNECTING YOUR BUSINESS TO MORE BUSINESS

10

Strategic Developments . . .

Two major agreements with AT&T and SBC

AT&T and SBC Customer Agreement – Effective upon Merger

Two year extension to existing AT&T contract

Agreement for AT&T and SBC to purchase services from TWTC Provides continuing stability and predictability to revenue stream from TWTC’s largest customer through 2010

SBC Supplier Agreement – Effective June 2, 2005

New 5 year contract to purchase services in SBC Territory

Provides stability to special access costs through volume purchasing Provides performance standards for service provided

TWTC’s Focus . .. .

Unique asset base with powerful networks …

Access to the customer has never been more critical

Industry-leading product portfolio …

Making businesses run more efficiently

Serving over 20% of Fortune 1000 customers currently

Leveraging our infrastructure …

Focused on capital efficiency and cash flow

Innovative solutions and service …

Enabling technology for customer networks

. . . A differentiated and defendable market position!

Time Warner Telecom .. . . Connecting Your Business to More Business

Financial Overview

Revenue Growth … $ millions $100.0 $80.0 $60.0 $40.0 $20.0 $0.0

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1

2003 2004 2005 $76.1 $72.3 $74.3 $76.2 $78.9 $81.6 $83.9 $88.9 $91.4 $66.9 $69.4 $69.8 $65.6 $63.9 $66.1 $63.8 $66.0 $67.1 $14.3 $13.4 $9.9 $9.8 $10.9 $10.0 $8.3 $8.5 $8.8 $7.7 $7.7 $9.4 $8.6 $5.6 $5.1 $4.6 $4.6 $4.3

Customer Mix 3/31/05

Enterprise

53%

Carrier

39%

5%

Intercarrier Comp

Related Parties

3%

Q1 2005 Results

($ in millions)

Enterprise Revenue Annual CAGR * (Q1 03-Q1 05) 15.9%

Gross Margin 61%

Modified EBITDA Margin (2) 35%

Capital Expenditures $39.3

Unlevered Free Cash Flow (3) $20.7

13 consecutive quarters of unlevered free cash flow (3)

* CAGR represents compounded annual growth rate

(1) Excludes MCI and reciprocal compensation settlements. (2) Includes $4 million favorable tax resolution in Q1 2005. (3) Defined as Modified EBITDA less capital expenditures

(4) For a reconciliation to related GAAP measures please see the supplemental earnings information on the Company’s website at www.twtelecom.com

Driving Continued Growth . . .

Investing in the future

Building expansions

Network and new product expansions

Information Technology and Corporate Infrastructure Federal contracts

Guidance for 2005

Approximately $175 million in capital expenditures

. . . Creating higher long-term margins

Capital Expenditures . . .

Full Yr 2004

Short-to-Medium Term $ in millions

Success Based Investments $121

(Building entry, fiber, CO augmentation, etc.)

Longer-term strategic investments

VoIP new product investments 17

Strategic market expansions 18

IT/Corporate investments/other 16

Total Capital Expenditures $172

Funding of Cap Ex . .. .

Year 2004 Q1 2005

$ in millions

Modified EBITDA $213 $60

Interest Expense (1) 107 29

Available for Investment 106 31

Capital Expenditures (172) (39)

Use of Strategic Cash $66 $8

As of Dec. 31, 2004 As of Mar. 31, 2005

Balance of Cash & Equivalents $432 $373

(1) Excludes write-off of deferred loan costs in both periods, excludes call premium in Q1 2005. Reported Interest expense, net of interest Income was $115.9 million for the year ended December 31, 2004 and $37.1 million for the first quarter of 2005.

A return Case Studywith one Client …

$ in 000s Year: 01 02 03 04 05 06 07 Cumulative Contract Value

Revenue $30 $99 $199 $206 $457 $500 $500 $1,991

M-EBITDA $25 $76 $162 $166 $374 $408 $408 $1,619

Invested Capital $72 $92 $54 $0 $319 $0 $0 $537

Cum. Cash Flow ($47) ($63) $45 $211 $266 $674 $1082 $1,082

Locations 1

Services Transport

Products 1 DS3

9 Locations

Transport, Switched Internet & data

22 DS1, 1 DS3, 1 OC12, 26 PRI, 10 MB NLAN

Projected Return 61% Pre Tax 34% After Tax

Customer example varies with each new customer causing differences in returns (e.g. contract length, type of service, pricing)

Our Markets

Provide Upside . . .

$ in millions

Ranked by 2004 EBITDA Margin Performance:

Revenue(1) M-EBITDA(1) M-EBITDA Margin(1)

Top 15 Markets $364 $229 63%

Middle 15 Markets $220 $103 47%

Remaining 14 Markets $69 $6 9%

Corporate - $(125) -

Total $653 $213 33%

(1) As reported for the year ended December 31, 2004.

. . . To enhance our margins

Financial Summary . .. .

Growing enterprise revenue with high value-added customer solutions Integrated product solutions increase average enterprise customer spend Strong and consistent Modified EBITDA Margins Focused on capital efficiencies by leveraging the network and interconnection Strong liquidity

Questions & Answers

Reconciliation . . ..

$ in millions

2004 2005 2003

Q1 Q2 Q3 Q4 Full Year Q1 Q2 Q3 Q4 Full Year Q1

Net Loss

$(33.3) $(29.0) $(5.7) $(21.3) (89.3) $(38.8) $(27.2) $(30.9) $(36.1) (133.0) $(35.2)

Cumulative effect of change in accounting principle 3.0 - - - 3.0 - - - - - -

Income tax expense .2 .2 .2 .3 .9 .2 .2 .1 .1 .6 .1

Interest expense, net and other income 24.7 24.6 23.7 20.9 93.9 33.8 27.6 27.7 26.1 115.2 37.1

Depreciation, amortization and accretion 54.1 54.4 56.4 59.0 223.9 56.8 54.6 54.7 64.5 230.7 58.0

Modified EBITDA (1) $48.7 $50.2 $74.6 $58.9 $232.4 $52.0 $55.2 $51.6 $54.6 $213.5 $60.0

Less Capital Expenditures (22.4) (27.9) (34.5) (44.9) (129.7) (31.5) (44.0) (46.9) (49.4) (171.8) (39.3)

Unlevered Free Cash Flow $26.3 $22.3 $40.1 $14.0 $102.7 $20.5 $11.2 $4.7 $5.2 $41.7 $20.7

(1) Please see the earnings press release at www.twtelecom.com for further details on financial measures.